SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 20, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                           0-21527                06-1276882
     --------                           -------                ----------
(State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K s intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communicatins pursuant to Rule 13e-4(C) under the Exchange
   Act (17 CFR 240.13e-4(c))

                            MEMBERWORKS INCORPORATED


Item 8.01. Other Events

On October 20, 2004, the Company announced it has entered into an agreement to acquire Bargain Network Inc., a privately held provider of premier pricing services for homes, vehicles and consumer durables. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1    Press Release dated October 20, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                MEMBERWORKS INCORPORATED
                                (Registrant)


Date:  October 20, 2004
                               By: /s/ Gary A. Johnson
                                   ------------------------------------
                                   Gary A. Johnson, President and Chief
                                   Executive Officer